FOR IMMEDIATE RELEASE
Contact: Nick Zangari
(502) 394-1157
Nick Zangari@kyderby.com
Churchill Downs Incorporated Announces Pricing of $400 Million
Senior Secured Term Loan B due 2024 and $500 Million Senior Notes due 2028
LOUISVILLE, Ky. (December 12, 2017) - Churchill Downs Incorporated (“CDI”) (NASDAQ: CHDN) today announced that it successfully priced its previously announced offering of senior notes due 2028 (the “Notes”) and increased the aggregate principal amount of Notes offered and sold from $300 million to $500 million. In addition, CDI announced the pricing of a $400 million senior secured term loan B (the “Term Loan B”) due 2024. The Notes were priced to reflect an annual interest rate of 4.75% and the Term Loan B was priced at LIBOR plus 200 basis points.
Additionally, CDI announced a $700 million senior secured revolving credit facility (the “Revolver”) due 2022 to replace CDI’s existing $500 million senior secured revolving credit facility (the “Existing Revolver”) due 2021. The interest rate applicable to borrowings on the Revolver is expected to be LIBOR-based plus a spread, determined by CDI's total net leverage ratio.
The offering of the Notes is expected to close on December 27, 2017, and the Term Loan B and Revolver are expected to close concurrently with the Notes, in each case, subject to customary closing conditions.
CDI intends to use the net proceeds from the offering, together with the proceeds of the Term Loan B and Revolver, to (i) redeem $600 million aggregate principal amount of its existing senior notes due 2021, (ii) refinance the commitments and loans outstanding under the Existing Revolver and repay approximately $169 million aggregate principal amount of CDI’s existing term loan A, and (iii) fund related transaction fees and expenses.
The Notes are being offered in a private offering that is exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). The Notes will be senior unsecured obligations of CDI and will be guaranteed by each of CDI’s domestic subsidiaries that guarantee its senior secured revolving credit facility. The Notes and related guarantees are being offered only to persons reasonably believed to be qualified institutional buyers in reliance on Rule 144A under the Securities Act or, outside the United States, to persons other than “U.S. persons” in compliance with Regulation S under the Securities Act.
The Notes and related guarantees have not been registered under the Securities Act or the securities laws of any other jurisdiction and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements.
This press release is issued pursuant to Rule 135c of the Securities Act, is for informational purposes only and shall neither constitute an offer to sell nor the solicitation of an offer to buy the Notes or any other securities. The offering of the Notes is not being made to any person in any jurisdiction in which the offer, solicitation or sale is unlawful. The offering has not been approved by any gaming regulatory authority having jurisdiction over any of CDI’s casino operations.
About Churchill Downs Incorporated
Churchill Downs Incorporated (CDI) (NASDAQ:CHDN), headquartered in Louisville, Ky., is an industry-leading racing, gaming and online entertainment company anchored by our iconic flagship event

- The Kentucky Derby.  We are a leader in brick-and-mortar casino gaming with approximately 10,000 gaming positions in eight states, and we are the largest legal online account wagering platform for horseracing in the U.S., through our ownership of TwinSpires.com. We are also one of the world's largest producers and distributors of mobile games through Big Fish Games, Inc.
Information set forth in this press release contains various "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. The Private Securities Litigation Reform Act of 1995 (the "Act") provides certain "safe harbor" provisions for forward-looking statements. All forward-looking statements made in this press release are made pursuant to the Act.
The reader is cautioned that such forward-looking statements are based on information available at the time and/or management’s good faith belief with respect to future events, and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statements. Forward-looking statements speak only as of the date the statement was made. We assume no obligation to update forward-looking information to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information. Forward-looking statements are typically identified by the use of terms such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “predict,” “project,” “seek,” “should,” “will,” and similar words, although some forward-looking statements are expressed differently.

Although we believe that the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Important factors that could cause actual results to differ materially from expectations include the following: the effect of economic conditions on our consumers' confidence and discretionary spending or our access to credit; additional or increased taxes and fees; public perceptions or lack of confidence in the integrity of our business; loss of key or highly skilled personnel; restrictions in our debt facilities limiting our flexibility to operate our business; general risks related to real estate ownership, including fluctuations in market values and environmental regulations; catastrophic events and system failures disrupting our operations, including the impact of natural and other disasters on our operations and our ability to obtain insurance recoveries in respect of such losses; inability to identify and complete acquisition, expansion or divestiture projects, including the proposed sale of Big Fish Games, on time, on budget or as planned; the ability to obtain governmental approvals of the proposed sale of Big Fish Games on the proposed terms and schedule contemplated by the parties; disruption from the proposed sale of Big Fish Games making it more difficult to maintain business and operational relationships; the possibility that the proposed sale of Big Fish Games does not close, including, but not limited to, failure to satisfy the closing conditions set forth in the purchase agreement related to the sale of Big Fish Games; difficulty in integrating recent or future acquisitions into our operations; legalization of online real money gaming in the United States, and our ability to capitalize on and predict such legalization; inability to respond to rapid technological changes in a timely manner; inadvertent infringement of the intellectual property of others; inability to protect our own intellectual property rights; security breaches and other security risks related to our technology, personal information, source code and other proprietary information, including failure to comply with regulations and other legal obligations relating to receiving, processing, storing and using personal information; payment- related risks, such as chargebacks for fraudulent credit card use; compliance with the Foreign Corrupt Practices Act or applicable money-laundering regulations; work stoppages and labor issues; difficulty in attracting a sufficient number of horses and trainers for full field horseraces; inability to negotiate agreements with industry constituents, including horsemen and other racetracks; personal injury litigation related to injuries occurring at our racetracks; the inability of our totalisator company, United Tote, to maintain its processes accurately, keep its technology current or maintain its significant customers; weather conditions affecting our ability to conduct live racing; increased competition in the horseracing business; changes in the regulatory environment of our racing operations; declining popularity in horseracing; seasonal fluctuations in our horseracing business due to geographic concentration of our operations; increased competition in our casino business; changes in regulatory environment of our casino business; development and expansion of casinos is costly and susceptible to delays, cost overruns and other uncertainties; concentration and evolution of slot machine manufacturing and other technology conditions that could impose additional costs; impact of further legislation prohibiting tobacco smoking; geographic concentration of our casino business; changes in regulatory environment for our advanced deposit wagering business; increase in competition in the advanced deposit wagering business; inability to retain current customers or attract new customers to our advanced deposit wagering business; uncertainty and changes in the legal landscape relating to our advanced deposit wagering business; failure to comply with laws requiring us to block access to certain individuals could result in penalties or impairment in our ability to offer advanced deposit wagering; operating in an evolving and highly competitive market related to Big Fish Games; inability to maintain relationships with third party mobile platforms related to Big Fish Games; failure to develop and publish mobile games that achieve market acceptance; inability to secure new or ongoing content from third party development partners on favorable terms; programming errors or flaws or other technical difficulties, diminishing our customers’ experience; “cheating” programs, scam offers, black-markets and other actions by third parties that seek to exploit our games and players may affect our reputation and harm our operating results; slower than expected growth in use of smartphone and tablet devices to facilitate game platforms; and financial volatility quarter-to-quarter relating to Big Fish Games.